EXECUTIVE EMPLOYMENT AGREEMENT


     EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") by and

between International Nursing Services, Inc. (the "Company")

with  principal  offices located at  Suite  400,  360  South

Garfield  Street, Denver, Colorado and John  P.  Yeros  (the

"Executive").

      NOW  THEREFORE,  in  consideration  of  the  foregoing

premises and mutual covenants herein contained, the  parties hereto agree as follows:

      1.    Employment.  The Company agrees  to  employ  the

Executive  and the Executive agrees to serve the Company  as

[its Chairman] President, and Chief Executive Officer.

      2.    Position  and Responsibilities.   The  Executive

shall  exert   his  best  efforts and  devote  all  of   his

business  time and attentions to the affairs of the Company.

The  Executive shall be responsible for all affairs  of  the

Company  and  shall  have full authority and  responsibility with  respect  thereto,  subject to the  general  direction,

approval  and control of the Board of Directors and  to  the restrictions, limitations and guidelines set  forth  by  the

Board of Directors in Resolutions adopted in the Minutes  of the  Board of Directors meetings, copies of which  shall  be provided to the Executive from time to time.

      3.    Board of Directors.  The Executive shall at  all

times  discharge his duties as President and Chief Executive

Officer  under the supervision of the Board of Directors  of

the  Corporation.  In the performance of   his  duties,  the

Executive  shall make  his principal office at the corporate headquarters  of  International Nursing  Services,  Inc.  in

Denver, Colorado.

     4.   Term of Employment.  The period of the Executive's

employment  under this Agreement shall be  for  a  five-year period  or until January 1, 2002, subject to the termination provisions set forth in Paragraph 13 and 14 hereafter.

      5.    Duties.   During the period of   his  employment

hereunder and except for illness, specified vacation periods and reasonable leaves of absence, the Executive shall devote his  best efforts and all  his business time, attention  and skill  to  the business and affairs of the Company  and  its affiliated companies, as such business and affairs now exist and  as  they may be hereinafter changed or added to,  under and  pursuant  to  the general direction  of  the  Board  of

Directors  of  the  Company, provided, however,  that,  with approval  of  the  Board of Directors of  the  Company,  the

Executive  may  continue to serve, on the Board of Directors of, or hold any other offices or positions in, companies  or organizations  which,  in such Board's  judgment,  will  not present any conflict of interest with the Company or any  of its  subsidiaries or affiliates or divisions, or  materially affect  the  performance of Executive's duties  pursuant  to this  Agreement (see Exhibit A); and further  provided  that the  outside business is not a "Business Opportunity" of the

Company, as defined herein.  A Business Opportunity  of  the

Company shall be a product, service, investment, venture  or other opportunity which is either:

               (a)   Directly related to or within the scope

               of the existing business of the Company; or

                     (b)   Within the logical scope  of  the

               business of the Company, as such scope may be

               expanded or altered from time-to-time by  the

               Board of Directors.

      6.    Compensation.   The Company  shall  pay  to  the

Executive as compensation for  his services, the base salary of  $165,000 per year,  beginning January 1, 1997,  or  such higher  salary as may be from time-to-time approved  by  the

Board  of  Directors, but in no event  less  than  the  base salary  adjusted  annually by 10% of the  base  salary  plus additional  compensation and/or bonuses or stock options  as may be voted to  him at the sole discretion of the Board  of

Directors.

     7.   Expense Reimbursement.  The Company will reimburse

the  Executive  for  all reasonable and  necessary  expenses

incurred  by   him  in carrying out  his duties  under  this

Agreement.   The  Executive shall present to  the  President

each month an itemized account of such expenses in such form as is required by the Board of Directors.

      8.   Medical and Dental Coverage.  The Executive,  his

spouse,  and those children who qualify will be eligible  to participate in the Company's current Employee Group  Medical and  other  group insurance programs on the  same  basis  as other  Executives  of the Company.  If the Executive  elects not  to  use the Company's employee group medical plan,  the

Company  will  monthly reimburse the Executive  $500.00  per month.

      9.    Medical  Examination.  The Executive  agrees  to

submit  himself for physical examination on one occasion per year  as  requested by the Company for the  purpose  of  the

Company's  obtaining  life insurance  on  the  life  of  the

Executive for the benefit of the Company; provided, however,

that  the  Company  shall  bear  the  entire  cost  of  such examinations and shall pay all premiums on any key man  life insurance  obtained  for  the  benefit  of  the  Company  as beneficiary.

      10.   Automobile Allowance.  The Company will  provide

the  Executive with an automobile allowance of  $600.00  per month  for the duration of  his employment with the  Company under this Agreement.

     11.  Vacation Time.  The Executive shall be entitled to

take  four (4) weeks paid vacation per calendar year.   Such

vacation  may  not be taken in any greater than  consecutive two (2) week increments.  Vacation not used by the Executive during the calendar year will be forfeited.





       12.    Obligations  of  Executive  During  and  After

Employment.

          (a)  The Executive agrees that during the terms of

his  employment  under  this Agreement  or  while  receiving compensation  under this Agreement, he  will  engage  in  no other business activities directly or indirectly, which  are or  may be competitive with or which might place  him  in  a competing position to that of the Company, or any affiliated company.

          (b)  The Executive realizes that during the course

of    his  employment, Executive will have  produced  and/or

have  access  to  confidential business plans,  information,

business  opportunity  records,  notebooks,  data,  formula,

specifications, trade secrets, customer lists, account lists and  secret inventions and processes of the Company and  its affiliated companies.  Therefore, during  his employment  by the  Company or by an affiliated company or while  receiving compensation under this Agreement, the Executive  agrees  to hold  in  confidence  and  not  to  directly  or  indirectly

disclose  or  use  or  copy  or  make  lists  of  any   such

information, except to the extent authorized by the  Company in  writing.  All records, files, business plans, documents,

equipment  and  the  like, or copies  thereof,  relating  to

Company's   business,  or  the  business  of  an  affiliated

company, which Executive shall prepare, or use, or come into contact with, shall remain the sole property of the Company,

or  of an affiliated company, and shall not be removed  from the  Company's or the affiliated company's premises  without its  written consent, and shall be promptly returned to  the

Company upon termination of employment with the Company  and its affiliated companies.

            (c)    In   the  event  a  court  of   competent

jurisdiction finds any provision of this Section 12 to be so over broad as to be unenforceable, then such provision shall be  reduced  in scope by the court, but only to  the  extent deemed  necessary  by  the  court to  render  the  provision

reasonable   and  enforceable,  it  being  the   Executive's

intention   to   provide  the  Company  with  the   broadest

protection possible against harmful competition.



     13.  Termination by the Company.

          (a)  Termination for Cause by the Company.  During

the  first year of the term of this Agreement, there can  be no  termination of the Executive by the Company  except  for

"Termination for Cause" as outlined below:

                (1)  Notwithstanding anything herein to  the

contrary, the Company may, without liability, terminate  the

Executive's employment hereunder for cause at any time  upon written  notice from the Board of Directors specifying  such

cause,  and thereafter the Company's obligations   hereunder

shall cease and terminate.

               Grounds for termination "for cause"  shall be

one or more of the following:

                 (1)   A  willful  breach  of  duty  by  the

Executive during the course of  his employment;

                (2)   Disloyal, dishonest or illegal conduct

of the Executive.

           (b)   Termination Without Cause by  the  Company.

After  the  completion  of the initial  year  of  employment

hereunder,   the  Board  of  Directors  may  terminate   the

employment  of the Executive upon thirty (30)  days  written notice  without cause, by a majority vote, if in the opinion of  the  Board,  the Executive has failed to meet  projected

financial   goals   and/or  discharged    his   duties   and

responsibilities to the satisfaction of the Board.   In  the

event of termination without cause, the Company will pay the

Executive  the compensation provided for in paragraph 6  for the duration of the Agreement.  The obligations of paragraph

12  of the Agreement shall be in effect during the remaining term  of  the Agreement, unless the Executive gains approval from  the  Board  of  Directors  to  be  relieved  of  those obligations in consideration for their being relieved of the

compensation  obligation in paragraph  6.   At  least  three

months prior to the expiration of this contract, the Company will  either  notify  the  Executive  in  writing  that  the contract  will  not be renewed or will commence  good  faith negotiation to enter into a new or modified contract.

      14.        Termination by the Executive Without Cause.

The  Executive, without cause, may terminate this  Agreement upon 90 days' written notice to the Company.  In such event,

the   Board shall be relieved of its compensation obligation

in  paragraph  6  and its remaining obligations  under  this

Agreement  , but Executive agrees that for a period  of  one

(1)  year after termination of his employment, he will  not,

directly  or  indirectly, compete with the  Company  in  the

business    of    supplemental   staffing,   home    health,

rehabilitation  services and travel nurse  related  services within 100 miles of locations operated by the Company on the date of termination.

           In  the  event a court of competent  jurisdiction

finds  any provision of this Section 14 to be so over  broad as to be unenforceable, then such provision shall be reduced in  scope  by  the  court, but only  to  the  extent  deemed necessary  by  the court to render the provision  reasonable and  enforceable,  it  being the  Executive's  intention  to provide  the  Company with the broadest protection  possible against harmful competition.

      15.  Benefits Payable on Disability.  If the Executive

becomes disabled from properly performing services hereunder by reason of illness or other physical or mental incapacity,

the  Company  shall continue to pay the Executive  his  then current salary hereunder for the first twelve (12) months of such continuous disability commencing with the first date of such disability.

          If the Executive qualifies for coverage during the

term  of  this  Agreement, the Company  shall  purchase  and maintain  a  policy  of  Disability Insurance  which,  after twelve (12) continuous months of disability, will pay up  to

$8,000 per month of the Executive's salary.  After the first twelve  (12)  months  of  disability,  the  Company  has  no obligation to supplement or augment disability payments made under  any such disability policy or plan or make any  other payment in connection with such disability.

           If  the  Company is unable to obtain a policy  of

Disability  Insurance, the Company shall  pay up  to  $4,000 per  month  to the Executive for a twelve (12) month  period from  the twelfth to the twenty-fourth month from the  first date of such disability.

      16.  Termination Upon Death of Executive.  In addition

to   any  other  provision  relating  to  termination,  this

Agreement  shall terminate upon the Executive's  death.   No

severance  allowance or compensation for vacation  time  not taken by Executive shall be paid to the Executive's estate.

      17.   Lump  Sum  Compensation.  In the  event  of  the

occurrence of a "Triggering Event" which shall be defined to include  a  (i)  change in ownership of 50%or  more  of  the

outstanding   shares  of  the  Company,  or   (ii)   merger,

consolidation, reorganization or liquidation of the Company,

the  Executive shall receive lump sum compensation equal  to his  annual salary and incentive or bonus payments, if  any,

as  would  have  been  paid  to  the  Executive  during  the

Company's  most recent fiscal year (as if the Executive  had been employed for the full fiscal year) and for the duration of  this  Agreement within 30 days of the Triggering  Event.

The  Executive  will also receive complete  vesting  of  any

outstanding   granted  options  and  registration   of   all

underlying shares not previously registered.  If  the  total amount  of the change of control compensation were to exceed three  times the Executive's base amount (the average annual taxable  compensation of the Executive for  the  five  years preceding  the year in which the change of control  occurs),

the  Company and the Executive may agree to reduce the  lump sum  compensation to be received by Executive  in  order  to avoid the imposition of the golden parachute tax as provided in  the Tax Reform Act of 1984, as amended by the Tax Reform

Act of 1986.

      In the event the Executive is required to hire counsel

to   negotiate  on   his  behalf  in  connection  with   his

termination  or  resignation  from  the  Company  upon   the

occurrence of a Triggering Event, or in order to enforce the rights  and obligations of the Company as provided  in  this

Paragraph, the  Company shall reimburse to the Executive all reasonable  attorney's fees  that may  be  expended  by  the

Executive  in seeking to enforce the terms hereof  short  of dispute  resolution under paragraph 18.  Such  reimbursement shall  be  paid  every 30 days after the Executive  provides copies  of  invoices  from the Executive's  counsel  to  the

Company.

      18.   Arbitration.  Any controversy, dispute or  claim

arising  out  of, or relating to this Agreement  and/or  its interpretation  shall, unless resolved by agreement  of  the parties,  be  settled  by  binding  arbitration  in  Denver,

Colorado  in  accordance  with the  Rules  of  the  American

Arbitration   Association  for  employment   disputes   then

existing.  This Agreement to arbitrate shall be specifically enforceable  under the prevailing arbitration  laws  of  the

State  of  Colorado.  The award rendered by the  arbitrators shall be final and judgment may be entered upon the award in any  court  of the State of Colorado having jurisdiction  of the matter.

      If  any legal proceeding and/or arbitration is brought

to  enforce  or interpret the terms of this Agreement,  each

party  shall  bear  its  own  attorney's  fees,  costs   and

necessary  disbursements  in such  legal  proceeding  and/or arbitration .

     19.  General Provisions.

           (a)  The Executive's rights and obligations under

this  Agreement shall not be transferrable by assignment  or otherwise,  nor  shall  Executive's  rights  be  subject  to encumbrance  or  to  the claims of the Company's  creditors.

Nothing in this Agreement shall prevent the consolidation of the Company, with or its merger into, any other Corporation,

or  the  sale by the Company of all or substantially all  of its property or assets.

           (b)   This  Agreement and the rights of Executive

with  respect to the obligations and benefits of  employment recited  in this Agreement, constitute the entire  Agreement between  the parties hereto in respect of the employment  of the Executive by the Company and supersede any and all other agreements  either  oral or in writing between  the  parties hereto with respect to the employment of the Executive.

           (c)   The  provisions of this Agreement shall  be

regarded as divisible, and if any of said provisions or  any part  thereof  are  declared invalid or unenforceable  by  a

court   of   competent  jurisdiction,   the   validity   and

enforceability of the remainder of such provisions or  parts thereof  and the applicability thereof shall not be affected thereby.

          (d)  This Agreement may not be amended or modified

except  by  a  written instrument executed  by  Company  and

Executive.

          (e)  This Agreement and the rights and obligations

hereunder  shall be governed by and construed in  accordance with the laws of the State of Colorado.

      20.   Construction.   Throughout this  Agreement,  the

singular  shall  include the plural, and  the  plural  shall include  the  singular, and the masculine and  neuter  shall include the feminine, wherever the context so requires.

      21.  Text to Control.  The headings of paragraphs  and

sections  are included solely for convenience of  reference.

If  any  conflict between any heading and the text  of  this

Agreement exists, the text shall control.

      22.   Authority.  The officer executing this Agreement

on  behalf of the Company has been empowered and directed to do so by the Board of Directors of the Company.

      23.   Effective  Date.   The effective  date  of  this

Agreement shall be ____________, 199__.

                         FOR THE COMPANY:

                         INTERNATIONAL  NURSING  SERVICES, INC.

                         By:/s/ Robin Bradbury


Date March 31, 1997      Board Member



Date March 31, 1997      Board Member


                         FOR THE EXECUTIVE:


Date March 31, 1997      John P. Yeros

                          EXHIBIT A

              EXCLUSIONS TO PARAGRAPH 5 OF THE
               EXECUTIVE EMPLOYMENT AGREEMENT